UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2007

Health Management Associates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11141	61-0963645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5811 Pelican Bay Boulevard, Suite 500, Naples, Florida	34108-2710
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 598-3131

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 28, 2007, Health Management Associates, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) regarding the sale of shares of the Company’s common stock by William J. Schoen, Chairman of the Board of Directors, and attached a copy of the Company’s press release as an exhibit (the “Exhibit”) to the Form 8-K. The Exhibit contained an administrative error insofar as it disclosed the number of shares sold on November 27, 2007 to be 397,858; the correct number of shares sold on November 27, 2007 was 314,258. The remaining content of the Form 8-K and the Exhibit were correct. In addition, the Form 4 filed by Mr. Schoen on November 28, 2007 correctly reported the number of shares sold.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Management Associates, Inc.

Date: November 29, 2007	By:	/s/ Timothy R. Parry
Timothy R. Parry
Senior Vice President, General
Counsel and Corporate Secretary